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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2003


                       Nucentrix Broadband Networks, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-23694                 73-1435149
----------------------------          -----------              -------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
      --------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (972) 662-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 10, 2003, the United States Bankruptcy Court for the Northern District of Texas, in connection with Case No. 03-39123-HDH-11 (the "Bankruptcy Proceeding") filed by Nucentrix Broadband Networks, Inc. ("Nucentrix") and its subsidiaries Arbuckle Cablevision, Inc., Cablemaxx, Inc., Cablemaxx (Texas), Inc., Central Oklahoma Wireless Cable, Inc., Country Wireless, Inc., Eastern Oklahoma Wireless Cable, Inc., Great Plains Wireless, Inc., Heartland Cable Television, Inc., Heartland Wireless Des Moines, L.C., Heartland Wireless Illinois Properties, Inc., Heartland Wireless Texas Properties, Inc., Northern Oklahoma Wireless Cable, Inc., Nucentrix Internet Services, Inc., Nucentrix Spectrum Resources, Inc., Rural Wireless South, Inc., Southwest Wireless Cable, Inc., Supreme Cable Metroplex, Inc., and Wireless Leasing, Inc. (Nucentrix and such subsidiaries collectively being referred to herein as the "Debtors") approved the sale of certain assets of the Debtors to Nextel Spectrum Acquisition Corp. ("Nextel") pursuant to an Asset Purchase Agreement entered into among Nucentrix, certain of its subsidiaries, Nextel and Unrestricted Subsidiary Funding Company (the "Asset Purchase Agreement").

         Pursuant to the Asset Purchase Agreement, Nextel is acquiring certain of Nucentrix's FCC licenses for MMDS and WCS spectrum, certain leases of ITFS and MMDS spectrum, transmission tower leases and equipment, and other related assets. A copy of the Asset Purchase Agreement is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference. Consummation of the transactions contemplated by the Asset Purchase Agreement is contingent on certain closing conditions, including approval by the Federal Communications Commission and the Department of Justice under the Hart-Scott Rodino Antitrust Improvements Act.

         On November 6, 2003, Nucentrix issued a press release announcing that Nextel was the winning bidder for the Debtors' assets described above at an auction conducted November 4th and 5th in the Nucentrix Bankruptcy Proceeding (the "Press Release"). A copy of the Press Release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         2.1 Asset Purchase Agreement, dated as of November 10, 2003, by and among Nucentrix Broadband Networks, Inc., Heartland Cable Television, Inc., Nucentrix Internet Services, Inc., Nucentrix Spectrum Resources, Inc., Nextel Spectrum Acquisition Corp. and Unrestricted Subsidiary Funding Company.

         99.1     Press release dated November 6, 2003.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Nucentrix Broadband Networks, Inc.


  Dated:  November 12, 2003                   By:  /s/ J. Curtis Henderson
                                                 ------------------------------
                                              Name: J. Curtis Henderson
                                              Title: Senior Vice President and
                                                     General Counsel

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                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------
    2.1           Asset Purchase Agreement, dated as of November 10, 2003, by and among Nucentrix Broadband Networks, Inc., Heartland Cable
                  Television, Inc., Nucentrix Internet Services, Inc., Nucentrix
                  Spectrum Resources, Inc., Nextel Spectrum Acquisition Corp.
                  and Unrestricted Subsidiary Funding Company.

   99.1           Press release dated November 6, 2003.